EXHIBIT B

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, IN RELIANCE ON EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION FOR NONPUBLIC OFFERINGS. ACCORDINGLY, THE SALE, TRANSFER OR OTHER DISPOSITION OF SUCH SECURITIES OR ANY PORTION THEREOF MAY NOT BE ACCOMPLISHED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.


                           CONVERTIBLE PROMISSORY NOTE


$2,000,000                                            Santa Barbara, California
                                                      April 1, 1998


         FOR VALUE RECEIVED, receipt of which is hereby acknowledged, Ramus Medical Technologies, a California corporation (the "Company"), promises to pay to the order of Miravant Medical Technologies, a Delaware corporation (the
"Lender") at the Lender's offices located at 7408 Hollister Avenue, Goleta, California 93117 (or such other place as Lender may direct from time to time), on or prior to the Maturity Date (as defined in that certain Credit Agreement, dated as of April 1, 1998, between the Company and Lender (the "Agreement")), in lawful money of the United States, the principal sum of Two Million Dollars ($2,000,000) or, if less, the outstanding principal amount of all unpaid Loans (as defined in the Agreement) made by Lender pursuant to the Agreement, unless a portion of this Note shall have been previously converted pursuant to the terms of this Note, in which case such portion of outstanding principal and accrued interest (if any) converted under this Note shall be satisfied to the extent converted and by the issuance and delivery of fully paid and non-assessable shares of stock to the Lender as set forth below.

         The Lender is hereby authorized by the Company to endorse on the schedule attached to this Note (or any continuation thereof) the amount of each Loan made by the Lender to the Company under the Agreement, the date such Loan is made and the amount of each payment, prepayment or conversion of principal of such Loan received by the Lender, provided that any failure by the Lender to make any such endorsement shall not affect the obligations of the Company hereunder or under the Agreement in respect of the Loans. The aggregate unpaid amount of Loan advances as reflected on the schedule attached to this Note shall be presumptive evidence of the entire outstanding Loan amount, absent manifest error.

1. Interest; Usury Laws.

         The Company promises also to pay interest at the rates and at the times provided in this Note and the Agreement. The Company and the Lender intend to comply at all times with applicable usury laws. If at any time such laws would render usurious any amounts due under this Note under applicable law, then it is the Company's and the Lender's express intention that the Company not be required to pay interest on this Note at a rate in excess of the maximum lawful rate, that such excess amount shall be immediately credited to the principal balance of this Note (or, if this Note has been fully paid, refunded by the Lender to the Company), and the provisions hereof shall immediately reformed and the amounts thereafter decreased, so as to comply with the then applicable usury law, but so as to permit the recovery of the fullest amount otherwise due under this Note.

2. Prepayment.

          The Company shall be entitled at any time to prepay any portion or all of the indebtedness owed hereunder without penalty upon ten (10) business days prior written notice to permit the Lender to exercise its rights under
Section 3 below (the "Series B Conversion Right"). Each prepayment hereunder shall be credited first to accrued interest and then to principal. Interest shall thereupon cease to accrue upon the principal so paid. Such prepayment will be made by wire transfer of immediately available funds.

3. *****



4.  *****

***** Confidential Treatment Requested

5. Representations and Warranties.

          Lender represents and warrants that:

          (a) Lender is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to purchase this Note. Lender has had an opportunity to ask questions and receive answers concerning the terms and conditions of this Note and has been afforded access to information concerning the Company and to the Company's executive officers, and by reason of Lender's business and financial experience has the capacity to protect Lender's own interest in connection with the transaction. Lender has received full and adequate information concerning the Company and its proposed plan of operations.

          (b) Lender is acquiring this Note, and will acquire shares of the Company's capital stock, if so elected by Lender, for Lender's own account and not with a view to or for resale in connection with any distribution thereof. Lender understands that this Note has not been, and any shares of the Company's capital issued hereunder will not be, registered under the Securities Act of 1933, as amended, by reason of a specific exemption from the registration provisions of such Act, which exemption depends upon, among other things, the bona fide nature of Lender's investment intent and the accuracy of Lender's representations as expressed herein. Lender further understands that this Note and any shares of the Company's capital stock issued hereunder must be held indefinitely unless they are subsequently registered under the Act or exemption from such registration is available.

          (c) Lender understands that the certificate or certificates evidencing shares of the Company's capital stock issued hereunder will be imprinted with a legend substantially similar to that appearing at the top of this Note.

6.  Default.

          If   any  of  the  following  events   (hereafter  called  "Events  of
Default") shall occur:

          (a) If the Company shall not make a payment hereunder at the time that such payment is due;

          (b) If the Company shall make a general assignment for the benefit of creditors; or

          (c) If the Company shall file a voluntary petition in bankruptcy, or shall be adjudicated as bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future Federal Bankruptcy Act or other applicable federal, state or other statute, law or regulation, or shall file any answer admitting the material allegation of a petition filed against the Company in such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company of all or any substantial part of the properties of the Company, or the Company shall commence the winding up or the dissolution or liquidation of the Company; or

          (d) If, within sixty (60) days after a court of competent jurisdiction shall have entered an order, judgment or decree approving any complaint or petition against the Company seeking reorganization, dissolution or similar relief under the present or any future Federal Bankruptcy Act or other applicable federal, state or other statute, law or regulation, such order, judgment or decree shall not have been dismissed or stayed pending appeal, or if, within sixty (60) days after the appointment, without the consent or acquiescence of the Company, of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated or stayed pending appeal, or if, within sixty (60) days after the expiration of any such stay, shall not have been vacated; or

          (e) If Borrower should materially breach any of the covenants, representations, warranties, terms or conditions of this Note or the Agreement or contained in any statement or certificate at any time given or made to Lender pursuant thereto or in connection therewith, and in the case of any breach of any representations, warranties or covenants in the Agreement capable of cure, such breach shall continue for thirty (30) days after notice thereof from Lender to the Company; then, and in each and every such case, Lender may by notice in writing to the Company declare all amounts under this Note to be forthwith due and payable and thereupon the balance shall become so due and payable, without presentation, protest or further demand or notice of any kind, all of which are hereby expressly waived.

7. Transferability.

          This Note may be transferred only upon surrender of the original Note for registration of transfer, duly endorsed or accompanied by a duly executed written instrument of transfer, in a form satisfactory to the Company. Lender shall provide the Company with prompt notice of any transfer of this Note; provided, however, that failure to provide such notice shall not void the transfer. Upon compliance of the above, a new Note for like principal amount will be issued to, and registered in the name of, the transferee. The principal of this Note is payable only to the registered holder of this Note.

8. Use of Proceeds.

          The Company agrees to use the proceeds of this Note as provided for in the Company's Business Plan dated January 20, 1998.

                                     6
9.  Governing  Law.

          This Note is unsecured and shall be governed by the laws of the State of California.

         IN WITNESS WHEREOF, this Note is executed as of the date first written above.


                       RAMUS MEDICAL TECHNOLOGIES, a California corporation



                       By:  /S/
                            ------------------------------
                            Charles S. Love, President



                       By:  /S/
                            ------------------------------
                            Michael E. Flynn, Secretary

Agreed to and Accepted:

MIRAVANT MEDICAL TECHNOLOGIES,
a Delaware corporation



By:  /S/
     ------------------------------
     Gary S. Kledzik, Chairman



By:  /S/
     ------------------------------
     Joseph E. Nida, Secretary

                                SCHEDULE OF LOANS
                                       AND
                              PAYMENTS OF PRINCIPAL



Date                     Amount of Loan                 Amount Paid               Notations Made By






